                               POWER OF ATTORNEY
                    RIVESOURCE LIFE INSURANCE CO. OF NEW YORK

Gumer C. Alvero      Jean B. Keffeler
Maureen A. Buckley   David K. Stewart
Mark Gorham          Jeffrey McGregor
Robert R. Grew       Jeryl A. Millner
Richard N. Bush      Thomas V. Nicolosi
Ronald L. Guzior

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Tara W Tilbury, Rodney J. Vessels or Daniel J. Weatherly to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth. Dated the 14th day of October, 2010.



/s/ Gumer C. Alvero                     /s/ Jean B. Keffeler
-------------------------------------   ----------------------------------------
Gumer C. Alvero                         Jean B. Keffeler
Director and Executive Vice President   Director
- Annuities


/s/ Maureen A. Buckley                  /s/ David K. Stewart
-------------------------------------   ----------------------------------------
Maureen A. Buckley                      David K. Stewart
Director, President & Chief Executive   Vice President and Controller
Officer, Chief Compliance Officer


/s/ Mark Gorham                         /s/ Jeffrey McGregor
-------------------------------------   ----------------------------------------
Director, Vice President - Insurance    Jeffrey McGregor
Product Development                     Director


/s/ Richard N. Bush                     /s/ Jeryl A. Millner
-------------------------------------   ----------------------------------------
Richard N. Bush                         Jeryl A. Millner
Senior Vice President - Corporate Tax   Director, Assistant Secretary


/s/ Robert R. Grew                      /s/ Thomas V. Nicolosi
-------------------------------------   ----------------------------------------
Robert R. Grew
Director                                Thomas V. Nicolosi
                                        Director


/s/ Ronald L. Guzior
-------------------------------------
Ronald L. Guzior
Director

                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
              REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                                                      1933 ACT NO.   1940 ACT NO.
                                                                                                      ------------   ------------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1                                                                   811-07475
Privileged Assets Select Annuity                                                                      333-139767
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2                                                                   811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio                                  333-139772
RiverSource Endeavor Select Variable Annuity                                                          333-139764
RiverSource FlexChoice Select Variable Annuity                                                        333-144422
RiverSource Innovations Select Variable Annuity                                                       333-139764
RiverSource Innovations Variable Annuity                                                              333-139764
RiverSource Retirement Select Variable Annuity                                                        To Come
RIVERSOURCE OF NEW YORK ACCOUNT 4                                                                                    811-3500
RiverSource Variable Retirement & Combination Annuities                                               2-78194
RiverSource Employee Benefit Annuity                                                                  33-52567
RiverSource Flexible Annuity                                                                          33-4174
RIVERSOURCE OF NEW YORK ACCOUNT 7                                                                                    811-4913
Life Vest Single Premium Variable Life Insurance Policy                                               33-10334
RIVERSOURCE OF NEW YORK ACCOUNT 8
RiverSource Succession Select Variable Life Insurance                                                 333-42257
RiverSource Variable Universal Life Insurance                                                         33-15290
RiverSource Variable Second-To-Die Life Insurance                                                     33-62457
RiverSource Variable Universal Life III                                                               333-44644
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV - Estate Series         333-44644
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT                                                                     811-07623
RiverSource Flexible Portfolio Annuity                                                                33-62407
RiverSource Retirement Advisor Variable Annuity                                                       333-79311

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
                                                                                                      1933 ACT NO.   1940 ACT NO.
                                                                                                      ------------   ------------
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select       333-79311
Plus Variable Annuity
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor         333-79311
Select Plus Variable Annuity
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4     333-79311
Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable   333-79311
Annuity
RIVERSOURCE OF NEW YORK ACCOUNT SBS                                                                                  811-6560
RiverSource Symphony Annuity                                                                          33-45776
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